Exhibit 10.31

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
	J	1	3

2. AMENDMENT/MODIFICATION NO. P00002	3. EFFECTIVE DATE 02-Mar-2006	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	N68936	7. ADMINISTERED BY (If other than Item 6)	CODE	S0513A
CDR NAWCWD CODE 220000D ATTN: P. RICHTER (760) 939-4272 429 E BOWEN RD – STOP 4015 CHINA LAKE CA 93555-6108		DCMA SANTA ANA 34 CIVIC CENTER PLAZA ROOM 5001 SANTA ANA CA 92701-4056

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code) HOKU SCIENTIFIC, INC 1075 OPAKAPAKA STREET			9A. AMENDMENT OF SOLICITATION NO.
KAPOLEI HI 96707-1887			9B. DATED (SEE ITEM 11)
		☒	10A. MODIFICATION OF CONTRACT/ORDER NO. N68936-05-C-0028
CODE 1XVX9	FACILITY CODE	☒	10B. DATED (SEE ITEM 13) 07-Mar-2005

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.
Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☒	D. OTHER (Specify type of modification and authority) mutual agreement of the parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

      Modification Control Number: richterp06998

see herein

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as hereto fore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) THEODORE W FISKE/PROCUREMENT CONTRACTING OFFICE TEL: (760) 939-8182 EMAIL: theodore.fiske@navy.mil

15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY /s/ Theodore W. Fiske (Signature of Contracting Officer)	16C. DATE SIGNED 02-Mar-2006

    EXCEPTION TO SF 30                                                                             30-105-04                                     STANDARD FORM 30 (Rev. 10-83)

    APPROVED BY OIRM 11-84                                                                                                                        Prescribed by GSA

                                                                                                                                                                               FAR (48 CFR) 53.243

N68936-05-C-0028

P00002

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

In order to accommodate the requirement for use of interGovernmental funding for testing at Pearl Harbor, the value of CLIN 0008 and the funding for CLIN 0008 are hereby reduced by $8,000.00. In addition, the delivery schedule for CLINS 0007 and 0008 are adjusted and additional reports are required.

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was decreased by $8,000.00 from $4,550,000.00 to $4,542,000.00.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0008

The unit price amount has decreased by $8,000.00 from $1,392,375.00 to $1,384,375.00.

The total cost of this line item has decreased by $8,000.00 from $1,392,375.00 to $1,384,375.00.

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0007 has been changed from:

	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

	07-MAR-2006	12	N/A FOB: Origin
To:
	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

	30-SEP-2006	12	N/A FOB: Origin

The following Delivery Schedule item for SUBCLIN 000701 has been changed from:

	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

	POP 01-OCT-2005 TO 01-MAR-2006	N/A	N/A FOB: Destination
To:
	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

	POP 01-OCT-2005 TO 30-SEP-2006	N/A	N/A FOB: Destination

The following Delivery Schedule item for CLIN 0008 has been changed from:

	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

	07-MAR-2007	1	N/A FOB: Origin
To:
	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

	30-SEP-2007	1	N/A FOB: Origin

N68936-05-C-0028

P00002

The following Delivery Schedule item for SUBCLIN 000801 has been changed from:

	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

	POP 01-MAR-2006 TO 01-MAR-2007	N/A	N/A FOB: Destination

To:

	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

	POP 01-MAR-2006 TO 30-SEP-2007	N/A	N/A FOB: Destination

SECTION C: THE CONTRACTOR is hereby required to provide an additional monthly technical report that describes the testing done during the months of schedule slip. This report may be in the same format and distributed in the same manner as the progress reports.

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was decreased by $8,000.00 from $4,550,000.00 to $4,542,000.00.

SUBCLIN 000801:

AB: 1751319 44TX 252 00019 0 050119 2D 000000 AIR710FAAA00 (CIN 001015075200001) was decreased by $8,000.00 from $1,392,375.00 to $1,384,375.00

In consideration of the modification agreed to herein as complete equitable adjustments for the required testing at Pearl Harbor, the Contractor hereby releases the Government from any and all liability under this contract for further equitable adjustments attributable to such facts or circumstances giving rise to this modification.

(End of Summary of Changes)